                                                                      Exhibit 24

                                POWER OF ATTORNEY


         We, the undersigned directors and officers of Cabot Corporation, hereby severally constitute and appoint Charles D. Gerlinger and William F. Robinson, Jr., and each of them, our true and lawful attorneys with full power to (i) sign for us, and in our names in the capacities indicated below, a Registration Statement to be filed with the Securities and Exchange Commission for the purpose of registering certain shares of Common Stock of Cabot Corporation, $1 par value, to be issued pursuant to the Cabot Employee Savings Plan, and any and all amendments thereto, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Registration Statement and (ii) to file such Registration Statement and amendments with the Securities and Exchange Commission on behalf of Cabot Corporation.

Signature                                   Title                                       Date
---------                                   -----                                       ----

/s/ Samuel W. Bodman               Director and Chairman of the                July 12, 1996
-------------------------------    Board (Chief Executive Officer)
         Samuel W. Bodman

/s/ Kennett F. Burnes              Director and President                      July 12, 1996
-------------------------------
         Kennett F. Burnes

/s/ Kenyon C. Gilson               Executive Vice President                    July 12, 1996
-------------------------------    and Chief Financial Officer
         Kenyon C. Gilson

/s/ Paul J. Gormisky               Vice President and Controller               July 12, 1996
-------------------------------    (Principal Accounting Officer)
         Paul J. Gormisky

/s/ Jane C. Bradley                Director                                    July 12, 1996
-------------------------------
         Jane C. Bradley

/s/ John G.L. Cabot                Director                                    July 12, 1996
-------------------------------
         John G.L. Cabot

/s/ Arthur L. Goldstein            Director                                    July 12, 1996
-------------------------------
         Arthur L. Goldstein

/s/ Robert P. Henderson            Director                                    July 12, 1996
-------------------------------
         Robert P. Henderson

Signature                                   Title                                       Date
---------                                   -----                                       ----

/s/ Arnold S. Hiatt                         Director                                    July 12, 1996
-------------------------------
         Arnold S. Hiatt

/s/ John H. McArthur                        Director                                    July 12, 1996
-------------------------------
         John H. McArthur

/s/ John F. O'Brien                         Director                                    July 19, 1996
-------------------------------
         John F. O'Brien

/s/ David V. Ragone                         Director                                    July 12, 1996
-------------------------------
         David V. Ragone

/s/ Charles P. Siess                        Director                                    July 12, 1996
-------------------------------
         Charles P. Siess, Jr.

/s/ Morris Tanenbaum                        Director                                    July 12, 1996
-------------------------------
         Morris Tanenbaum

/s/  Lydia W. Thomas                        Director                                    July 12, 1996
-------------------------------
         Lydia W. Thomas